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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement Form S-3 No. 333-08187 dated August 2, 1996 of UNUM Corporation and in the related Prospectus of our report dated February 3, 1998 except for Note 18 as to which the date is March 16, 1998, with respect to the consolidated financial statements of Provident Companies, Inc. included in this Form 8-K.



                                              /s/ERNST & YOUNG LLP

Chattanooga, Tennessee
December 10, 1998